United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 22, 2003
                                                  ------------

Commission file number     1-11983
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                           FPIC Insurance Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Florida                                        59-3359111
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(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)

       225 Water Street, Suite 1400, Jacksonville, Florida           32202
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            (Address of principal executive offices)               (Zip Code)

                                  (904)354-2482
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              (Registrant's telephone number, including area code)

                                  www.fpic.com
           ------------------------------------------------------------
                         (Registrant's Internet Address)

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Item 7.  Financial Statements and Exhibits.
-------------------------------------------

        (c)  Exhibits
             --------

             Exhibit Number     Description of Exhibits
             --------------     -----------------------

             10(ddd) Placement Agreement dated May 13, 2003 among FPIC Insurance Group, Inc. and its financing subsidiary, FPIC Capital Trust I, together as offerors, and Sandler O'Neill & Partners, L.P., as placement agent

             10(eee) Capital Securities Subscription Agreement dated May 13, 2003 among FPIC Insurance Group, Inc. and FPIC Capital Trust I, together as offerors, and InCapS Funding I, Ltd., as purchaser

             10(fff) Amended and Restated Declaration of Trust of FPIC Capital Trust I dated May 22, 2003 by and among FPIC Insurance Group, Inc., as sponsor, Wilmington Trust Company, as Delaware trustee, Wilmington Trust Company, as institutional trustee, and Kim D. Thorpe, Roberta Goes Cown and Pamela D. Deyo, as administrators

             10(ggg) Guarantee Agreement dated as of May 22, 2003 by and between FPIC Insurance Group, Inc., as guarantor, and Wilmington Trust Company, as guarantee trustee

             10(hhh) Indenture dated as of May 22, 2003 between FPIC Insurance Group, Inc., as issuer and Wilmington Trust Company, as trustee

             10(iii) Placement Agreement dated May 13, 2003 between FPIC Insurance Group, Inc., as offeror, and Sandler O'Neill & Partners, L.P., as placement agent

             10(jjj) Senior Notes Subscription Agreement dated May 13, 2003 between FPIC Insurance Group, Inc. and InCapS Funding I, Ltd., as purchaser

             10(kkk) Indenture dated as of May 22, 2003 between FPIC Insurance Group, Inc., as issuer, and Wilmington Trust Company, as trustee

             99                 FPIC Insurance Group, Inc. Press Release dated
                                May 29, 2003

Item 9.  Regulation FD Disclosure.
----------------------------------

The following information, including exhibits, is furnished under Item 9, Regulation FD Disclosure.

On May 13, 2003, FPIC Insurance Group, Inc. ("FPIC") entered into a Placement Agreement with Sandler O'Neill & Partners, L.P., ("Sandler O'Neill"), acting as placement agent, for the private placement of $5.0 million of trust preferred securities. A copy of FPIC's Placement Agreement dated May 13, 2003, is attached as Exhibit 10 (ddd) and is furnished as a part of this filing. The offering was completed May 22, 2003.

FPIC, through its wholly owned statutory trust, along with other insurance and insurance holding company participants, issued trust preferred securities to the Sandler O'Neill investment pool, which in turn issued its securities to institutional and accredited investors. A copy of FPIC's Capital Securities Subscription Agreement dated May 13, 2003 and a copy of the Amended and Restated Declaration of Trust of FPIC Capital Trust I dated May 22, 2003 are attached hereto as Exhibit 10(eee) and Exhibit 10(fff), respectively, and are

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

furnished as a part of this filing. A copy of FPIC's Guarantee Agreement dated May 22, 2003 is also attached hereto as Exhibit 10(ggg) and is furnished as a part of this filing.

The securities issued to the investment pool by FPIC mature in 30 years and will bear a floating per annum interest rate equal to LIBOR plus 4.2%, for an initial rate of approximately 5.5%. The floating interest rate will be adjustable quarterly with changes in LIBOR, and the maximum rate that may be charged under the securities within the first five years is 12.5%. A copy of FPIC's Indenture dated May 22, 2003 is attached hereto as Exhibit 10(hhh) and is furnished as a part of this filing. FPIC has purchased hedging instruments designed to maintain the ultimate floating rate interest cost on the securities within the range of 5.4% to 8.6% for five years from closing. FPIC will have the option to call these securities at par beginning May 23, 2008.

On May 13, 2003, FPIC also entered into a Placement Agreement with Sandler O'Neill for the private placement of $10.0 million of unsecured senior notes. A copy of FPIC's Placement Agreement dated May 13, 2003, is attached as Exhibit 10(iii) and is furnished as a part of this filing. The offering was completed May 22, 2003. A copy of FPIC's Senior Notes Subscription Agreement dated May 13, 2003 is attached hereto as Exhibit 10(jjj) and is furnished as part of this filing.

The floating rate 30-year senior notes will bear a per annum interest rate equal to LIBOR plus 4.2%, for an initial rate of approximately 5.5%. The floating interest rate will be adjustable quarterly with changes in LIBOR, and the maximum rate that may be charged under the notes within the first five years is 12.5%. A copy of FPIC's Indenture dated May 22, 2003 is attached hereto as
Exhibit 10(kkk) and is furnished as a part of this filing. FPIC has purchased a hedging instrument designed to maintain the ultimate floating rate interest cost on the notes within 5.4% to 8.6% for five years from closing. FPIC will have the option to call these notes at par beginning May 23, 2008.

The net proceeds from the trust preferred securities and the senior notes are being used primarily to pay down FPIC's revolving credit facility and to partially unwind a related hedge agreement. FPIC has secured from its bank lender group the necessary approvals and amendments to its credit facility to allow for the issuance of the trust preferred securities and the senior notes and such use of the proceeds.

FPIC estimates it will incur charges of approximately $1.0 million after tax in the second quarter of 2003 in connection with the completion of the recent FTN Financial Capital Markets/Keefe Bruyette & Woods, Inc. (see FPIC's Form 8-K dated May 16, 2003 filed with the Securities and Exchange Commission) and Sandler O'Neill private placements, consisting primarily of the costs to unwind swap agreements associated with the pay downs of its bank debt. Other costs associated with the private placements of approximately $1.0 million will be amortized over the expected life of the newly issued securities, which have stated maturities of 30 years. During the remainder of 2003, FPIC expects to realize net cost savings of approximately $0.3 million after tax, primarily from lower interest and hedging costs associated with the new securities, with additional savings continuing thereafter. Total incremental costs associated with the newly issued securities for the year 2003 are expected to be approximately $1.1 million (approximately $0.7 million after tax).

A copy of FPIC's press release dated May 29, 2003 regarding FPIC's participation in Sandler O'Neill's private offering is attached hereto as Exhibit 99 and is furnished as a part of this filing.

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

Signature
---------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FPIC INSURANCE GROUP, INC.

Date:  May 29, 2003        By: /s/ John R. Byers
                              ----------------------------------------
                                   John R. Byers
                                   President and Chief Executive Officer

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                                  EXHIBIT INDEX

             Exhibit Number     Description of Exhibits
             --------------     -----------------------

             10(ddd) Placement Agreement dated May 13, 2003 among FPIC Insurance Group, Inc. and its financing subsidiary, FPIC Capital Trust I, together as offerors, and Sandler O'Neill & Partners, L. P., as placement agent

             10(eee) Capital Securities Subscription Agreement dated May 13, 2003 among FPIC Insurance Group, Inc. and FPIC Capital Trust I, together as offerors, and InCapS Funding I, Ltd., as purchaser

             10(fff) Amended and Restated Declaration of Trust of FPIC Capital Trust I dated May 22, 2003 by and among FPIC Insurance Group, Inc., as sponsor, Wilmington Trust Company, as Delaware trustee, Wilmington Trust Company, as institutional trustee, and Kim D. Thorpe, Roberta Goes Cown and Pamela D. Deyo, as administrators

             10(ggg) Guarantee Agreement dated as of May 22, 2003 by and between FPIC Insurance Group, Inc., as guarantor, and Wilmington Trust Company, as guarantee trustee

             10(hhh) Indenture dated as of May 22, 2003 between FPIC Insurance Group, Inc., as issuer and Wilmington Trust Company, as trustee

             10(iii) Placement Agreement dated May 13, 2003 between FPIC Insurance Group, Inc., as offeror, and Sandler O'Neill & Partners, L.P., as placement agent

             10(jjj) Senior Notes Subscription Agreement dated May 13, 2003 between FPIC Insurance Group, Inc. and InCapS Funding I, Ltd., as purchaser

             10(kkk) Indenture dated as of May 22, 2003 between FPIC Insurance Group, Inc., as issuer and Wilmington Trust Company, as trustee

                  99            FPIC Insurance Group, Inc. Press Release dated
                                May 29, 2003

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